Exhibit 10.2

CUSTOMER REFERENCE: 00000001305680

DATE OF AMENDMENT: MARCH 3, 2004	AMENDMENT TO LETTER OF CREDIT NO.:
1S1305680
DATE OF ISSUE: JANUARY 23, 2002

ISSUING BANK:	APPLICANT:
FLEET NATIONAL BANK	WATTS INDUSTRIES, INC.
C/O GLOBAL TRADE OPERATIONS	815 CHESTNUT ST.
1 FLEET WAY, MAIL STOP: PAEH0802SM	NORTH ANDOVER, MA 01845
SCRANTON PA 18507-1999

BENEFICIARY:
ACE PROPERTY AND CASUALTY INSURANCE
COMPANY AND PACIFIC EMPLOYERS'
INSURANCE COMPANY
1601 CHESTNUT ST.
PHILADELPHIA, PA. 19103-0000
ATTN: COLLATERAL MANAGER

THE ABOVE MENTIONED CREDIT IS AMENDED AS FOLLOWS:

THE AMOUNT OF THIS CREDIT HAS BEEN INCREASED BY USD 8,347,667.00
THE AMOUNT OF THE CREDIT ISSUED NOW TOTALS USD 20,195,267.00

ALL CORRESPONDENCE INCLUDING PRESENTATIONS UNDER THIS LETTER OF CREDIT SHALL BE SENT TO FLEET NATIONAL BANK, ATTN: GLOBAL TRADE OPERATIONS DEPT., STANDBY UNIT, 1 FLEET WAY, SCRANTON, PA 18507.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

/s/ [Illegible]
AUTHORIZED SIGNATURE

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT/ADVICE NUMBER: 1S1305680

THIS DOCUMENT CONSISTS OF 2 PAGE(S).